                                                                    EXHIBIT 99.2


CASE NAME:   KEVCO MANAGEMENT, INC.                                ACCRUAL BASIS

CASE NUMBER: 401-40788-BJH-11

JUDGE:       BARBARA J. HOUSER

                         UNITED STATES BANKRUPTCY COURT

                           NORTHERN DISTRICT OF TEXAS
                           --------             -----

                               FORT WORTH DIVISION
                               ----------


                            MONTHLY OPERATING REPORT

                          MONTH ENDING: MARCH 31, 2001
                                        --------------

IN ACCORDANCE WITH TITLE 28, SECTION 1746, OF THE UNITED STATES CODE, I DECLARE UNDER PENALTY OF PERJURY THAT I HAVE EXAMINED THE FOLLOWING MONTHLY OPERATING REPORT (ACCRUAL BASIS - 1 THROUGH ACCRUAL BASIS - 7) AND THE ACCOMPANYING ATTACHMENTS AND, TO THE BEST OF MY KNOWLEDGE, THESE DOCUMENTS ARE TRUE, CORRECT AND COMPLETE. DECLARATION OF THE PREPARER (OTHER THAN RESPONSIBLE PARTY): IS BASED ON ALL INFORMATION OF WHICH PREPARER HAS ANY KNOWLEDGE.


RESPONSIBLE PARTY:


  /s/ JOSEPH P. TOMCZAK                                   TREASURER
--------------------------------------------       ------------------------
Original Signature of Responsible Party                     Title

JOSEPH P. TOMCZAK                                        MAY 2, 2001
--------------------------------------------       ------------------------
Printed Name of Responsible Party                           Date


PREPARER:

/s/ DENNIS S. FAULKNER                              ACCOUNTANT FOR DEBTOR
--------------------------------------------       ------------------------
Original Signature of Preparer                              Title

DENNIS S. FAULKNER                                       MAY 2, 2001
--------------------------------------------       ------------------------
Printed Name of Preparer                                    Date

CASE NAME:    KEVCO MANAGEMENT, INC.                          ACCRUAL BASIS - 1

CASE NUMBER:  401-40788-BJH-11

COMPARATIVE BALANCE SHEET

                                                                  SCHEDULED           MONTH              MONTH
ASSETS                                                             AMOUNT             FEB-01             MAR-01           MONTH
------                                                          ------------       ------------       ------------     -----------

1.  Unrestricted Cash (FOOTNOTE)                                   6,557,974         17,746,282         26,213,696
2.  Restricted Cash
3.  Total Cash                                                     6,557,974         17,746,282         26,213,696               0
4.  Accounts Receivable (Net)
5.  Inventory
6.  Notes Receivable
7.  Prepaid Expenses (FOOTNOTE)                                    3,450,681          2,824,027          1,920,893
8.  Other (Attach List)                                              263,606            269,703            269,703
9.  Total Current Assets                                          10,272,261         20,840,012         28,404,292               0
10. Property, Plant & Equipment                                    3,285,885          3,285,886          3,248,949
11. Less: Accumulated Depreciation/Depletion                      (1,753,163)        (1,805,114)        (1,836,750)
12. Net Property, Plant & Equipment                                1,532,722          1,480,772          1,412,199               0
13. Due From Insiders
14. Other Assets - Net of Amortization (Attach List)                  36,082             36,001             35,921
15. Other (Attach List)                                          153,399,371        119,191,133        119,290,012
16. Total Assets                                                 165,240,436        141,547,918        149,142,424               0

POST PETITION LIABILITIES

17. Accounts Payable                                                                     301,078            355,015
18. Taxes Payable                                                                          6,359              7,414
19. Notes Payable
20. Professional Fees
21. Secured Debt
22. Other (Attach List) (FOOTNOTE)                                                    4,650,723          3,685,786
23. Total Post Petition Liabilities                                                   4,958,159          4,048,215               0

PRE PETITION LIABILITIES

24. Secured Debt (FOOTNOTE)                                       75,885,064         63,113,388         63,113,388
25. Priority Debt (FOOTNOTE)                                         200,832             91,281             91,281
26. Unsecured Debt                                                 1,779,701          2,486,489          1,421,970
27. Other (Attach List)                                          242,243,558        256,778,148        267,034,923
28. Total Pre Petition Liabilities                               320,109,155        322,469,306        331,661,562               0
29. Total Liabilities                                            320,109,155        327,427,466        335,709,777               0

EQUITY

30. Pre Petition Owners' Equity                                                    (154,868,719)      (154,868,719)
31. Post Petition Cumulative Profit Or (Loss)                                          (367,705)        (1,055,510)
32. Direct Charges To Equity (Attach Explanation FOOTNOTE)                          (30,643,124)       (30,643,124)
33. Total Equity                                                                   (185,879,548)      (186,567,353)              0
34. Total Liabilities and Equity                                                    141,547,918        149,142,424               0


This form  x  does     does not have related footnotes on Footnotes Supplement.
          ---      ---

CASE NAME:   KEVCO MANAGEMENT, INC.                                SUPPLEMENT TO

CASE NUMBER: 401-40788-BJH-11                                  ACCRUAL BASIS - 1


COMPARATIVE BALANCE SHEET

                                                      SCHEDULED        MONTH         MONTH
ASSETS                                                 AMOUNT          FEB-01        MAR-01          MONTH
------                                               -----------    -----------    -----------    -----------

A. Security Deposit                                        8,794          8,794          8,794
B. Cash Surrender Value: Life Ins.                       254,812        260,909        260,909
C.
D.
E.
TOTAL OTHER ASSETS -  LINE 8                             263,606        269,703        269,703              0

A. Organizational Costs                                   36,082         36,001         35,921
B.
C.
D.
E.
TOTAL OTHER ASSETS NET OF AMORTIZATION -  LINE 14         36,082         36,001         35,921              0

A. Intercompany Receivables (FOOTNOTE)               113,743,558     79,377,508     79,318,574
B. Intercompany Royalties                             39,655,813     39,813,625     39,971,438
C.
D.
E.
TOTAL OTHER ASSETS -  LINE 15                        153,399,371    119,191,133    119,290,012              0

POST PETITION LIABILITIES
A. Accrued Liabilities Other                                          1,053,230        512,018
B. Deferred Compensation                                                960,371        960,371
C. 401K Contribution                                                     32,932         31,321
D. Accrued Health Claims                                              1,300,036        991,237
E. Accrued Payroll                                                    1,125,642      1,062,327
F. Acc. Professional Fees                                               178,512        128,512
TOTAL OTHER POST PETITION LIABILITIES -  LINE 22                      4,650,723      3,685,786              0

PRE PETITION LIABILITIES
A. Intercompany Payables (FOOTNOTE)                  113,743,558    128,278,148    138,534,923
B. 10 3/8% Senior Sub. Notes                         105,000,000    105,000,000    105,000,000
C. Sr. Sub. Exchangeable Notes                        23,500,000     23,500,000     23,500,000
D.
E.
TOTAL OTHER PRE PETITION LIABILITIES -  LINE 27      242,243,558    256,778,148    267,034,923              0

CASE NAME:   KEVCO MANAGEMENT, INC.                            ACCRUAL BASIS - 2

CASE NUMBER: 401-40788-BJH-11


INCOME STATEMENT

                                          MONTH           MONTH                      QUARTER
REVENUES                                  FEB-01         MAR-01          MONTH        TOTAL
--------                                ----------     ----------     ----------    ----------
1.  Gross Revenues                                                                           0
2.  Less: Returns & Discounts                                                                0
3.  Net Revenue                                  0              0              0             0

COST OF GOODS SOLD

4.  Material                                                                                 0
5.  Direct Labor                                                                             0
6.  Direct Overhead                                                                          0
7.  Total Cost Of Goods Sold                     0              0              0             0
8.  Gross Profit                                 0              0              0             0

OPERATING EXPENSES

9.  Officer / Insider Compensation          45,063         45,028                       90,091
10. Selling & Marketing                     16,372          5,132                       21,504
11. General & Administrative               120,177        190,404                      310,581
12. Rent & Lease                            38,622         50,028                       88,650
13. Other (Attach List)                    248,419        370,112              0       618,531
14. Total Operating Expenses               468,653        660,704              0     1,129,357
15. Income Before Non-Operating
    Income & Expense                      (468,653)      (660,704)             0    (1,129,357)

OTHER INCOME & EXPENSES

16. Non-Operating Income (Att List)        789,394        682,857              0     1,472,251
17. Non-Operating Expense (Att List)             0              0              0             0
18. Interest Expense                                                                         0
19. Depreciation / Depletion                52,032         53,879                      105,911
20. Amortization                                                0                            0
21. Other (Attach List)                                         0                            0
22. Net Other Income & Expenses            737,362        628,978              0     1,366,340

REORGANIZATION EXPENSES

23. Professional Fees (FOOTNOTE)           636,414        656,079                    1,292,493
24. U.S. Trustee Fees                                                                        0
25. Other (Attach List)                          0              0              0             0
26. Total Reorganization Expenses          636,414        656,079              0     1,292,493
27. Income Tax                                                                               0
28. Net Profit (Loss)                     (367,705)      (687,805)             0    (1,055,510)

This form     does  x  does not have related footnotes on Footnotes Supplement.
          ---      ---

CASE NAME:   KEVCO MANAGEMENT, INC.                             SUPPLEMENT TO

CASE NUMBER: 401-40788-BJH-11                                 ACCRUAL BASIS - 2


INCOME STATEMENT

                                                     MONTH          MONTH                        QUARTER
OPERATING EXPENSES                                   FEB-01         MAR-01         MONTH          TOTAL
------------------                                 ---------      ---------      ---------      ---------

A. Payroll                                           187,266        248,360                       435,626
B. Insurance                                          27,207         28,059                        55,266
C. Utilities & Telephone                              12,780         31,434                        44,214
D. Taxes                                              21,166         62,259                        83,425
E.                                                                                                      0
TOTAL OTHER OPERATING EXPENSES - LINE 13             248,419        370,112              0        618,531

OTHER INCOME & EXPENSES
A. Interest and Misc. Income                           3,904        112,980                       116,884
B. Intercompany Operating Fees                       380,423        112,675                       493,098
C. Interco. Management Fees                          315,625        157,813                       473,438
D. Intercompany Information Technology Fee            89,442          3,080                        92,522
E. Write off uncleared AP checks                                    296,309                       296,309
TOTAL NON-OPERATING INCOME - LINE 16                 789,394        682,857              0      1,472,251

A.                                                                                                      0
B.                                                                                                      0
C.                                                                                                      0
D.                                                                                                      0
E.                                                                                                      0
TOTAL NON-OPERATING EXPENSE - LINE 17                      0              0              0              0


REORGANIZATION EXPENSES
A.                                                                                                      0
B.                                                                                                      0
C.                                                                                                      0
D.                                                                                                      0
E.                                                                                                      0
TOTAL OTHER REORGANIZATION EXPENSES - LINE 25              0              0              0              0

CASE NAME:   KEVCO MANAGEMENT, INC.                            ACCRUAL BASIS - 3

CASE NUMBER: 401-40788-BJH-11


     CASH RECEIPTS AND                                 MONTH              MONTH                            QUARTER
     DISBURSEMENTS                                     FEB-01             MAR-01           MONTH            TOTAL
     -----------------                                 ------             ------           -----           -------

     1.  Cash - Beginning Of Month                     SEE ATTACHED SUPPLEMENT AND FOOTNOTE

     RECEIPTS FROM OPERATIONS

     2.  Cash Sales                                                                             0                  0

     COLLECTION OF ACCOUNTS RECEIVABLE

     3.  Pre Petition                                                                                              0
     4.  Post Petition                                                                                             0
     5.  Total Operating Receipts                              0                0               0                  0

     NON-OPERATING RECEIPTS

     6.  Loans & Advances (Attach List)                                                                            0
     7.  Sale of Assets                                                                                            0
     8.  Other (Attach List)                                                                                       0
     9.  Total Non-Operating Receipts                          0                0               0                  0
     10. Total Receipts                                        0                0               0                  0
     11. Total Cash Available                                  0                0               0                  0

     OPERATING DISBURSEMENTS

     12. Net Payroll                                                                                               0
     13. Payroll Taxes Paid                                                                                        0
     14. Sales, Use & Other Taxes Paid                                                                             0
     15. Secured / Rental / Leases                                                                                 0
     16. Utilities                                                                                                 0
     17. Insurance                                                                                                 0
     18. Inventory Purchases                                                                                       0
     19. Vehicle Expenses                                                                                          0
     20. Travel                                                                                                    0
     21. Entertainment                                                                                             0
     22. Repairs & Maintenance                                                                                     0
     23. Supplies                                                                                                  0
     24. Advertising                                                                                               0
     25. Other (Attach List)                                                                                       0
     26. Total Operating Disbursements                         0                0               0                  0

     REORGANIZATION DISBURSEMENTS

     27. Professional Fees                                                                                         0
     28. U.S. Trustee Fees                                                                                         0
     29. Other (Attach List)                                                                                       0
     30. Total Reorganization Expenses                         0                0               0                  0
     31. Total Disbursements                                   0                0               0                  0
     32. Net Cash Flow                                         0                0               0                  0
     33. Cash - End of Month                                   0                0               0                  0

This form  x  does     does not have related footnotes on Footnotes Supplement.
          ---      ---

CASE NAME:   KEVCO MANAGEMENT CO.                               SUPPLEMENT TO

CASE NUMBER: 401-40788-BJH-11                                 ACCRUAL BASIS - 3

                                                                   MARCH-01
                                                              -----------------


                                       KEVCO         KEVCO         KEVCO         KEVCO       KEVCO        KEVCO
                                      DIST LP        MFG.LP        MGMT         HOLDING    COMPONENTS      INC         TOTAL
                                    -----------   -----------   -----------   -----------  -----------  -----------  -----------

 1 CASH-BEGINNING OF MONTH               41,529       (55,996)   17,746,282           232          134        1,000   17,733,181

 RECEIPTS FROM OPERATIONS
 2 CASH SALES                           274,302            --                                                            274,302
 COLLECTION OF ACCOUNTS RECEIVABLE
 3 PRE PETITION                       1,120,290       367,383                                                          1,487,673
 4 POST PETITION                     15,181,617     6,014,122                                                         21,195,739

 5 TOTAL OPERATING RECEIPTS          16,576,209     6,381,505            --            --           --           --   22,957,714

 NON OPERATING RECEIPTS
 6 LOANS & ADVANCES                                        --                                                                 --
 7 SALE OF ASSETS                           286            --                                                                286
 8 OTHER                                     --            --            --            --        2,700           --        2,700
       SALE EXPENSE REIMBURSEMENT
       ADP ADVANCE
       MISC                                                                                      2,700
       INTEREST INCOME

 9 TOTAL NON OPERATING RECEIPTS             286            --            --            --        2,700           --        2,986

10 TOTAL RECEIPTS                    16,576,495     6,381,505            --            --        2,700           --   22,960,700

11 CASH AVAILABLE                    16,618,024     6,325,509    17,746,282           232        2,834        1,000   40,693,881

 OPERATING DISBURSEMENTS
12 NET PAYROLL                        2,105,173     1,038,694       250,403                                            3,394,270
13 PAYROLL TAXES PAID                                      --     1,538,108           221          221                 1,538,550
14 SALES, USE & OTHER TAXES PAID            235         1,675                          50                                  1,960
15 SECURED/RENTAL/LEASES                327,171        99,127        97,670           500          500                   524,968
16 UTILITIES                            119,696       124,447       344,565            38           38                   588,784
17 INSURANCE                              5,770         1,447     1,241,403                                            1,248,620
18 INVENTORY PURCHASES                3,246,839     2,943,026                                                          6,189,865
19 VEHICLE EXPENSE                       55,871        32,906                                                             88,777
20 TRAVEL                                17,371        11,694           512                                               29,577
21 ENTERTAINMENT                          7,156         1,384                                                              8,540
22 REPAIRS & MAINTENANCE                  9,451        32,333           470                                               42,254
23 SUPPLIES                              10,799        58,576                                                             69,375
24 ADVERTISING                                             --            --                                                   --
25 OTHER                                394,411       226,566       214,929           179          259           --      836,344
       FREIGHT                          357,913       143,548                                                            501,461
       CONTRACT LABOR                     1,602         7,601        63,360                                               72,563
       401 K PAYMENTS                                      --       151,450                                              151,450
       PAYROLL TAX ADVANCE ADP                                                                                                --
       WAGE GARNISHMENTS                                                                                                      --
       MISC                              34,896        75,417           119           179          259                   110,870

26 TOTAL OPERATING DISBURSEMENTS      6,299,943     4,571,875     3,688,060           988        1,018           --   14,561,884

 REORGANIZATION DISBURSEMENTS
27 PROFESSIONAL FEES                                       --                                                                 --
28 US TRUSTEE FEES                                         --                                                                 --
29 OTHER                             10,316,598     1,848,876   (12,155,474)       (5,766)      (4,234)          --           --
       LOAN PAYMENTS                                       --                                                                 --
       INTERCOMPANY TRANSFERS        10,316,598     1,848,876   (12,155,474)       (5,766)      (4,234)                       --
                                                                                                                              --
                                                           --

30 TOTAL REORGANIZATION EXPENSE      10,316,598     1,848,876   (12,155,474)       (5,766)      (4,234)          --           --

31 TOTAL DISBURSEMENTS               16,616,541     6,420,751    (8,467,414)       (4,778)      (3,216)          --   14,561,884

32 NET CASH FLOW                        (40,046)      (39,246)    8,467,414         4,778        5,916           --    8,398,816
                                    -----------   -----------   -----------   -----------  -----------  -----------  -----------

33 CASH- END OF MONTH                     1,483       (95,242)   26,213,696         5,010        6,050        1,000   26,131,997
                                    ===========   ===========   ===========   ===========  ===========  ===========  ===========

CASE NAME:   KEVCO MANAGEMENT, INC.                           ACCRUAL BASIS - 4

CASE NUMBER: 401-40788-BJH-11

                                                        SCHEDULED             MONTH             MONTH
    ACCOUNTS RECEIVABLE AGING                             AMOUNT              FEB-01            MAR-01            MONTH
    -------------------------                           ---------             ------            ------            -----

    1.  0 - 30
    2.  31 - 60
    3.  61 - 90
    4.  91 +
    5.  Total Accounts Receivable                               0                  0                0                  0
    6.  (Amount Considered Uncollectible)
    7.  Accounts Receivable (Net)                               0                  0                0                  0


    AGING OF POST PETITION                                 MONTH:    MARCH-01
    TAXES AND PAYABLES                                           ---------------

                                       0 - 30             31 - 60             61 - 90           91 +
    TAXES PAYABLE                       DAYS                DAYS               DAYS              DAYS             TOTAL
    -------------                     --------           ---------           ---------         -------          --------

    1.  Federal                                                                                                        0
    2.  State                                                                                                          0
    3.  Local                                                                                                          0
    4.  Other (See below)                1,055              6,359                                                  7,414
    5.  Total Taxes Payable              1,055              6,359                  0                0              7,414
    6.  Accounts Payable               114,475            240,540                                                355,015


                                                           MONTH:    MARCH-01
                                                                 ---------------

    STATUS OF POST PETITION TAXES

                                                      BEGINNING TAX    AMOUNT WITHHELD                          ENDING TAX
    FEDERAL                                            LIABILITY*       AND/OR ACCRUED    (AMOUNT PAID)          LIABILITY
    -------                                           -------------    ---------------    -------------         ----------

    1.  Withholding **                                                        58,651          (58,651)                 0
    2.  FICA - Employee **                                                    26,487          (26,487)                 0
    3.  FICA - Employer **                                                    26,487          (26,487)                 0
    4.  Unemployment                                                             363             (363)                 0
    5.  Income                                                                                      0                  0
    6.  Other (Attach List)                                                                         0
    7.  Total Federal Taxes                                     0            111,988         (111,988)                 0

    STATE AND LOCAL

    8.  Withholding                                                            1,279           (1,279)                 0
    9.  Sales (FOOTNOTE)                                    6,359                 53                0              6,412
    10. Excise                                                                                      0                  0
    11. Unemployment                                                           1,553           (1,553)                 0
    12. Real Property (FOOTNOTE)                                               1,002                0              1,002
    13. Personal Property                                                                           0                  0
    14. Other (Attach List)                                                                         0                  0
    15. Total State And Local                               6,359              3,887           (2,832)             7,414
    16. Total Taxes                                         6,359            115,875         (114,820)             7,414

 * The beginning tax liability should represent the liability from the prior month or, if this is the first operating report, the amount should be zero.

** Attach photocopies of IRS Form 6123 or your FTD coupon and payment receipt to verify payment of deposit.

This form  x  does     does not have related footnotes on Footnotes Supplement.
          ---      ---

CASE NAME:   KEVCO MANAGEMENT, INC.                           ACCRUAL BASIS - 5

CASE NUMBER: 401-40788-BJH-11

    The debtor in possession must complete the reconciliation below for each bank account, including all general, payroll and tax accounts, as well as all savings and investment accounts, money market accounts, certificates of deposit, government obligations, etc. Accounts with restricted funds should be identified by placing an asterisk next to the account number. Attach additional sheets if necessary.

                                                    MONTH:   MARCH-01
                                                           ------------

    BANK RECONCILIATIONS                           Account # 1            Account # 2
    --------------------                        -----------------      -----------------
    A.  BANK:                                    Bank of America       Bank of America         Other Accounts
    B.  ACCOUNT NUMBER:                            1295026976             3751629012            (Attach List)             TOTAL
                                                                       DIP Disbursement
    C.  PURPOSE (TYPE):                         Operating Account           Account
    1.  Balance Per Bank Statement                      3,492,779              387,968              23,105,363          26,986,110
    2.  Add: Total Deposits Not Credited                  286,109                                            0             286,109
    3.  Subtract: Outstanding Checks                     (512,034)                                    (504,108)         (1,016,142)
    4.  Other Reconciling Items                            16,017                                      (59,398)            (43,381)
    5.  Month End Balance Per Books                     3,282,871              387,968              22,541,857          26,212,696
    6.  Number of Last Check Written                       N/A                    N/A


    INVESTMENT ACCOUNTS

    BANK, ACCOUNT NAME & NUMBER                DATE OF PURCHASE      TYPE OF INSTRUMENT        PURCHASE PRICE       CURRENT VALUE
    ---------------------------                ----------------      ------------------        --------------       -------------
    7.

    8.

    9.

    10. (Attach List)

    11. Total Investments                                                                                   0                   0

    CASH
    ----

    12. Currency On Hand                                                                                                    1,000
    13. Total Cash - End of Month (Footnote)                                                                           26,213,696

This form  x  does     does not have related footnotes on Footnotes Supplement.
          ---      ---

CASE NAME:   KEVCO MANAGEMENT, INC.                             SUPPLEMENT TO

CASE NUMBER: 401-40788-BJH-11                                 ACCRUAL BASIS - 5


                                                       MONTH:     MARCH-01
                                                              ----------------

     BANK RECONCILIATIONS                             Account # 3        Account # 4     Account # 5
     --------------------                           ---------------      -----------    ---------------
                                                   Bank of America/        Bank of         Bank of
     A.  BANK:                                       Nations Funds         America         America             TOTAL
                                                                                                             OTHER BANK
     B.  ACCOUNT NUMBER:                                846713            3751775241      1295027040          ACCOUNTS
                                                    Kevco, Inc. S-T
     C.  PURPOSE (TYPE):                               Investment          Stay Pay     Payroll - Dist.
     1.  Balance Per Bank Statement                       21,604,979          984,081          282,757       22,871,817
     2.  Add: Total Deposits Not Credited                                                                             0
     3.  Subtract: Outstanding Checks                                                         (504,108)        (504,108)
     4.  Other Reconciling Items                                                               (59,343)         (59,343)
     5.  Month End Balance Per Books                      21,604,979          984,081         (280,694)      22,308,366
     6.  Number of Last Check Written                        N/A                N/A              N/A


     INVESTMENT ACCOUNTS

     BANK, ACCOUNT NAME & NUMBER                   DATE OF PURCHASE    TYPE OF INSTRUMENT  PURCHASE PRICE   CURRENT VALUE
     ---------------------------                   ----------------    ------------------  --------------   -------------
     A.

     B.

     C.

     D.

       TOTAL OTHER INVESTMENT ACCOUNTS - LINE 10                                                     0                0

CASE NAME:   KEVCO MANAGEMENT, INC.                           2ND SUPPLEMENT TO

CASE NUMBER: 401-40788-BJH-11                                 ACCRUAL BASIS - 5


                                                      MONTH:      MARCH-01
                                                            -------------------

     BANK RECONCILIATIONS                           Account # 6       Account # 7          Account # 8
     --------------------                         ---------------   ---------------       -------------
     A.  BANK:                                    Bank of America   Bank of America                               TOTAL
     B.  ACCOUNT NUMBER:                            3750768628         3750801912                               OTHER BANK
     C.  PURPOSE (TYPE):                              Payroll           Payroll                                  ACCOUNTS

     1.  Balance Per Bank Statement                   173,287             60,259                                 233,546
     2.  Add: Total Deposits Not Credited                                                                              0
     3.  Subtract: Outstanding Checks                                                                                  0
     4.  Other Reconciling Items                         (417)               362                                     (55)
     5.  Month End Balance Per Books                  172,870             60,621                      0          233,491
     6.  Number of Last Check Written                   N/A                 N/A


     INVESTMENT ACCOUNTS

     BANK, ACCOUNT NAME & NUMBER                 DATE OF PURCHASE    TYPE OF INSTRUMENT  PURCHASE PRICE   CURRENT VALUE
     ---------------------------                 ----------------    ------------------  --------------   -------------
     A.

     B.

     C.

     D.

      TOTAL OTHER INVESTMENT ACCOUNTS - LINE 10                                                       0                0

CASE NAME:   KEVCO MANAGEMENT, INC.                           ACCRUAL BASIS - 6

CASE NUMBER: 401-40788-BJH-11
                                                     MONTH:       MARCH-01
PAYMENTS TO INSIDERS AND PROFESSIONALS                     --------------------

Of the Total Disbursements shown for the month, list the amount paid to Insiders (as defined in Section 101 (31) (A) - (F) of the U.S. Bankruptcy Code) and to Professionals. Also, for payments to Insiders, identify the type of compensation paid (e.g. salary, bonus, commissions, insurance, housing allowance, travel, car allowance, etc.). Attach additional sheets if necessary.


                                    INSIDERS

               NAME                   TYPE OF PAYMENT                                  AMOUNT PAID          TOTAL PAID TO DATE
               ----                ---------------------                               -----------          ------------------
     1.  Sharon Romere             Expense Reimb.                                             240                   240
     2.  Joe Tomczak               Expense Reimb.                                             198                   261
     3.  John Wittig               Expense Reimb.                                             263                   263
     4.  Sharon Romere             Payroll                                                  6,923                13,846
     5.  Joe Tomczak               Payroll                                                 17,308                34,616
     6.  John Wittig               Payroll                                                 11,442                23,557
     7.  Will Simpson              Payroll                                                  8,654                17,308
     8.  Total Payments To
         Insiders                                                                          45,028                90,091

                                 PROFESSIONALS

                                               DATE OF
                                             COURT ORDER                                                                TOTAL
                                             AUTHORIZING          AMOUNT             AMOUNT         TOTAL PAID        INCURRED
                    NAME                       PAYMENT           APPROVED             PAID           TO DATE          & UNPAID *
                    ----                     -----------         --------            ------         ----------        ----------

     1.
     2.
     3.
     4.
     5.  (Attach List)
     6.  Total Payments To Professionals                              0                  0                  0                  0

* Include all fees incurred, both approved and unapproved



       POST PETITION STATUS OF SECURED NOTES, LEASES PAYABLE AND ADEQUATE
                              PROTECTION PAYMENTS

                                                       SCHEDULED        AMOUNTS            TOTAL
                                                        MONTHLY          PAID              UNPAID
                                                       PAYMENTS         DURING              POST
            NAME OF CREDITOR                              DUE            MONTH            PETITION
            ----------------                           ---------        -------           --------

     1.  Bank of America (FOOTNOTE)                                                       63,113,388
     2.  Leases Payable (FOOTNOTE)                                          (Not Available)
     3.
     4.
     5.  (Attach List)
     6.  TOTAL                                              0                0            63,113,388

This form  x  does     does not have related footnotes on Footnotes Supplement.
          ---      ---

CASE NAME:   KEVCO MANAGEMENT, INC.                         ACCRUAL BASIS - 7

CASE NUMBER: 401-40788-BJH-11
                                                           MONTH:   MARCH-01
QUESTIONNAIRE                                                    ---------------

                                                                                                     YES        NO
                                                                                                     ---        --
     1.    Have any Assets been sold or transferred outside the normal course of business this
           reporting period?                                                                                     X
     2.    Have any funds been disbursed from any account other than a debtor in possession
           account?                                                                                              X
     3.    Are any Post Petition Receivables (accounts, notes, or loans) due from related parties?     X
     4.    Have any payments been made on Pre Petition Liabilities this reporting period?                        X
     5.    Have any Post Petition Loans been received by the debtor from any party?                              X
     6.    Are any Post Petition Payroll Taxes past due?                                                         X
     7.    Are any Post Petition State or Federal Income Taxes past due?                                         X
     8.    Are any Post Petition Real Estate Taxes past due?                                                     X
     9.    Are any other Post Petition Taxes past due?                                                           X
     10.   Are any amounts owed to Post Petition creditors delinquent?                                           X
     11.   Have any Pre Petition Taxes been paid during the reporting period?                                    X
     12.   Are any wage payments past due?                                                                       X

         If the answer to any of the above questions is "Yes", provide a detailed explanation of each item. Attach additional sheets if necessary.

SEE FOOTNOTE

INSURANCE

                                                                                                     YES        NO
                                                                                                     ---        --
     1.    Are Worker's Compensation, General Liability and other necessary insurance coverages
           in effect?                                                                                  X
     2.    Are all premium payments paid current?                                                      X
     3.    Please itemize policies below.

     If the answer to any of the above questions is "No", or if any policies have been canceled or not renewed during this reporting period, provide an explanation below. Attach additional sheets if necessary.


                              INSTALLMENT PAYMENTS

       TYPE OF POLICY                         CARRIER                     PERIOD COVERED         PAYMENT AMOUNT & FREQUENCY
     -------------------                ------------------------    ----------------------------  --------------------------
     Property                           Lexington, Allianz                5/29/00-5/29/01            Annual        $3,632
     Group Health                       Blue Cross Blue Shield      Self Insured - Renews Annual     Annual      $141,036
     Auto                               Liberty Mutual                     9/1/00-9/1/01             Annual        $6,030
     Fiduciary                          Federal Insurance                  7/15/00-9/1/01            Annual       $10,800
     Employee Practices                 Federal Insurance                 6/30/99-6/30/01            Annual       $72,800
     Crimeguard                         National Union                     6/30/00-9/1/01            Annual       $10,873
     D&O Liability                      Great American Insurance         10/31/98-10/31/01           Annual       $71,250

This form  x  does     does not have related footnotes on Footnotes Supplement.
          ---      ---

CASE NAME:    KEVCO MANAGEMENT, INC.                      FOOTNOTES SUPPLEMENT

CASE NUMBER:  401-40788-BJH-11                                ACCRUAL BASIS

                                                            MONTH:  MARCH-01
                                                                  ------------


ACCRUAL BASIS
 FORM NUMBER    LINE NUMBER                                           FOOTNOTE / EXPLANATION
-------------   -----------                                           ----------------------

      1              1        Pursuant to the February 12, 2001 Order (1) Authorizing Continued Use of Existing Forms and Records;
      3              1        (2) Authorizing Maintenance of Existing Corporate Bank Accounts and Cash Management System; and (3)
      5             13        Extending Time to Comply with 11 U.S.C. Section 345 Investment Guidelines, funds in the Bank of
                              America and Key Bank deposit accounts are swept daily into Kevco's lead account number 1295026976. The
                              Bank of America lead account is administered by, and held in the name of Kevco Management Co.
                              Accordingly, all cash receipts and disbursements flow through Kevco Management's Bank of America DIP account. A schedule allocating receipts and disbursements among Kevco, Inc. and its subsidiaries is included in this report as a Supplement to Accrual Basis -3.


      1              7        Prepaid Expenses consist of payroll, rent, insurance and other miscellaneous items. The largest prepaid item, payroll, is due to the timing difference between transfers to ADP payroll service and distribution of payroll checks.


      1             15A       Intercompany receivables/payables are from/to co-debtors Kevco Manufacturing, LP (Case No.
      1             27A       401-40784-BJH-11), Kevco Distribution, LP (Case No. 401-40789-BJH-11), Kevco Holding, Inc. (Case No.
      7              3        401-40785-BJH-11), DCM Delaware, Inc. (Case No. 401-40787-BJH-11), Kevco GP, Inc. (Case No.
                              401-40786-BJH-11), Kevco Components, Inc. (Case No. 401-40790-BJH-11), and Kevco, Inc. (Case No.
                              401-40783-BJH-11). Although intercompany payables increased post-petition, the increase has not been reflected as a post-petition liability.


      1             15A       Intercompany assets were inadvertently misstated on Debtor's Schedules. The adjustment to equity
      1             32        corrects the error.


      1             22        The Debtor records on its books accruals for certain liabilities based on historical estimates. While the known creditors were listed on the Debtor's Schedules, the estimated amounts were not.
                              Accordingly, for purposes of this report, the accrued liabilities are reflected as post-petition
                              "Accrued Liabilities."

CASE NAME:    KEVCO MANAGEMENT, INC.                      FOOTNOTES SUPPLEMENT

CASE NUMBER:  401-40788-BJH-11                                ACCRUAL BASIS

                                                           MONTH:  MARCH-01
                                                                 ------------


ACCRUAL BASIS
 FORM NUMBER    LINE NUMBER                                           FOOTNOTE / EXPLANATION
-------------   -----------                                           ----------------------

      1             24        Pursuant to an Asset Purchase Agreement approved by the Court on February 23, 2001 and effective as of
      6              1        the same date among Kevco, Inc., Kevco Manufacturing, LP, Wingate Management Co. II, LP and Adorn LLC,
                              certain assets and liabilities of Design Components, a division of Kevco Manufacturing, LP (Case No.
                              401-40784-BJH-11), were transferred to Adorn, LLC. At the effective date of purchase, Buyer assumed certain executory contracts, approximately $1.6 million of Kevco Manufacturing, LP's unsecured pre-petition liabilities, $3.5 million of accounts receivable, $5 million of inventory and $2.2 million (book value) of property and equipment. Payment was made directly to Bank of America, the secured lender, thereby reducing pre-petition secured debt.


     1             25        Pursuant to Order dated February 12, 2001 and Supplemental Order dated March 14, 2001, debtors were authorized to pay pre-petition salaries and wages up to a maximum of $4,300 per employee. Debtors were also (a) allowed to pay accrued vacation to terminated employees and (b) permitted to continue allowing employees to use vacation time as scheduled.


      2             23        The consulting and professional fee expenses are primarily for: (a) pre-petition payments to bankruptcy professionals ($409,555.47), (b) legal and accounting fees with regard to negotiations with the Bank Group ($214,806.64) and (c) other payments for professionals handling asset sales and other miscellaneous activities ($51,443.13).


      4              9        Sales and property tax liabilities represent accruals of tax and are not yet due.
      4             12


      6              2        The Debtor is the lessee on hundreds of real and personal property leases, the vast majority of which have been or will soon be rejected. The Debtor does not isolate monthly payments due or paid on account of such leases. Instead, all lease payments are reflected in the Debtor's accounts payable system. To separately identify monthly accruals and payments on leases would require an enormous outlay of the Debtor's accounting personnel and professionals. The Debtor simply does not have available to it the resources that would be required to provide the detail requested. If any party-in-interest desires specific information about any specific lease, the Debtor will provide such information upon request.
